Exhibit 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's Registration Statement File Number 333-42000 of the ClickSoftware Technologies Ltd. on Form S-8.

                             /s/    Luboshitz Kasierer
                            -----------------------------------------
                                    Member Firm of Arthur Andersen

Tel Aviv, Israel
March 30, 2001